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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2005

                              CPC OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     0-24053                 11-3320709
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


          6336 17TH STREET CIRCLE EAST,
                SARASOTA, FLORIDA                                 34243
     (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (941) 727-4370
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       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

ITEM 8.01 OTHER EVENTS

On July 12, 2005, CPC of America, Inc. issued a press release announcing that it had submitted an investigative device exemption application to the FDA for the Rev "A" Internal Puncture Closure Device (MedClose).

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER    DESCRIPTION
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99.1              Press release dated July 12, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CPC OF AMERICA, INC.



Date:  July 12, 2005                       /s/ Rod A. Shipman
                                           -------------------------------------
                                           Rod A. Shipman
                                           President and Chief Executive Officer

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                                  Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
99.1              Press release dated July 12, 2005